                                                                   Exhibit 10.25

       AMENDMENT NO. 1 dated as of August 25, 1998 to Amended and Restated Employment Agreement dated as of May 1, 1997 (the "Agreement"), between Concord Camera Corp., a New Jersey corporation (the "Company"), and Ira B. Lampert
(the "Executive").


       FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:


       1. Clause (v) of Section 1(h) of the Agreement is hereby DELETED and the following new clause (v) is INSERTED in lieu thereof:

                     (v) the relocation of the Company's principal office, or
              the Executive's own office location as assigned to him by the Company, to a location more than 50 miles from Hollywood, Florida; or

       2. Section 9(b) of the Agreement is hereby DELETED and the following new
Section 9(b) is INSERTED in lieu thereof:

                     (b) The Company shall promptly reimburse the Executive for all reasonable costs he incurs in moving his residence to a location closer to the Company's principal office in Hollywood, Florida, with such reimbursement being estimated at $15,000.

       3. Section 9(e) of the Agreement is hereby DELETED and the following` new Section 9(e) INSERTED in lieu thereof:

       The Company shall pay to Executive $4,000 per month as partial reimbursement for maintenance (including but not limited to rent, mortgage payments and principal and interest, maintenance, real estate taxes and other related costs) by Executive in Florida of a corporate office/residence for Executive's use.

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       Except as amended hereby, the Agreement shall continue in full force and effect.

       This Amendment No. 1 shall become effective upon the relocation of the Company's principal offices to Hollywood, Florida.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.


                                           CONCORD CAMERA CORP.



                                           By: /s/ Harlan I. Press
                                               ---------------------------------

                                           /s/ Ira B. Lampert
                                           ---------------------------------
                                           Ira B. Lampert



Each of the undersigned hereby
consents to the execution and
delivery of the foregoing
Amendment and acknowledges that
its guaranty of the Company's
obligations under the Agreement,
as amended, shall continue in
full force and effect:



CONCORD HOLDING CORP.




By: /s/ Harlan I. Press
    ---------------------------------------




CONCORD-KEYSTONE SALES CORP.



By: /s/ Harlan I. Press
    ---------------------------------------


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



CONCORD CAMERA ILLINOIS CORP.




By: /s/ Harlan I. Press
    ---------------------------------------



STARPRINT CORPORATION




By: /s/ Harlan I. Press
    ---------------------------------------




 CONCORD CAMERA EUROPE LTD,




By:
    ---------------------------------------



 CONCORD CAMERA FRANCE SARL





By:
    ---------------------------------------


 CONCORD CAMERA GMBH




By:
    ---------------------------------------



   CONCORD CAMERA (MAGYARORSZAG
      KERESKEDELMI KFT)




By: /s/ Harlan I. Press
    ---------------------------------------


  CONCORD CAMERA (PANAMA) INC.




By: /s/ Harlan I. Press
    ---------------------------------------



  CONCORD CAMERA HK LIMITED




By: /s/ Harlan I. Press
    ---------------------------------------


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